EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Frontier Energy Corp (the "Company") on Form 10-K/A for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rick Shykora, Chief Executive Officer, and acting Chief Financial Officer of the Company, do certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: July 29, 2010

/s/ Rick Shykora
-----------------------
By: Rick Shykora
Its: Chief Executive Officer and Acting Chief Financial Officer